[AMERICAN BEACON FUNDS LOGO]
                      Small Cap Value Opportunity Fund


   Supplement dated February 4, 2009 to the Prospectuses dated March 1, 2008

Institutional Class
-------------------
As Supplemented on April 18, 2008, May 23, 2008, September 4, 2008, September 16, 2008, September 19, 2008, September 30, 2008, October 15, 2008, and December 19, 2008

PlanAhead Class
---------------
As Supplemented on April 18, 2008, May 23, 2008, September 4, 2008, September 16, 2008, September 19, 2008, September 30, 2008, October 15, 2008, November 4, 2008, and December 19, 2008


-------------------------------------------------------------------------------

The following information supplements the disclosure in the Prospectuses for the Small Cap Value Opportunity Fund. It should be retained and read in conjunction with the Prospectuses.

The following paragraph is hereby inserted as the fourth paragraph in the Fund's subsection titled Principal Strategies in the section titled About the
Funds:

     When it is not practicable for PanAgora to invest efficiently in the stocks identified by their investment process, such as when the Fund's assets are below a certain level, the Fund may implement an alternate strategy of investing in small cap value exchange-traded funds and futures contracts on small cap indices. The Fund expects to implement this alternate strategy when its net assets are below $2 million. This strategy will allow the Fund to avoid the transaction costs associated with multiple investments in individual stocks, but the Fund will indirectly incur acquired fund fees and expenses as a result of investing in exchange-traded funds. Investment in futures contracts will subject the Fund to Derivatives Risk.


The following paragraph is hereby inserted as the fourth paragraph in the Fund's subsection titled Principal Risk Factors in the section titled About the
Funds:

     DERIVATIVES RISK
     The Fund may use derivatives, such as futures contracts, in lieu of investing directly in small cap value stocks. Gains or losses from positions in a derivative instrument may be much greater than the derivative's original cost. The counterparty to the transaction may be unable to honor its financial obligation to the Fund. In addition, a derivative may be difficult or impossible to sell at the time that PanAgora would like or at the price they believe the security is currently worth.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE